Exhibit 21

Entity Name	Org State
18A LLC	DE
ABB MOG-WM, Inc.	CO
ABB RFL, LLC	DE
ABB TS Assets, LLC	DE
Alabama T.V. Cable, Inc.	AL
American Cable Systems, Inc.	PA
Atlantic American Cablevision of Florida, LLC	FL
Atlantic American Cablevision, LLC	DE
Atlantic American Holdings, Inc.	FL
Atlantic Cablevision of Florida, Inc.	DE
AutoMallUSA.com, L.L.C.	UT
Beatrice Cable TV Company	NE
Box Office Enterprises, Inc.	CT
Brigand Pictures, Inc.	DE
BroadNet Europe SPRL	Belgium
BroadNet Holdings, B.V.	The Netherlands
Cable Accounting, Inc.	CO
Cable Enterprises, Inc.	DE
Cable Programming Ventures, LLC	DE
Cable Television of Gary, Inc.	IN
Cablevision Associates of Gary Joint Venture	IN
Cablevision Investment of Detroit, LLC	MI
Cablevision of Arcadia/Sierra Madre, Inc.	DE
CATV Facility Co., Inc.	CO
CBS Holdco, LLC	DE
CCC-NJFT, Inc.	CO
CCF Management Services, Inc.	DE
Century-TCI California Communications, L.P.	DE
Century-TCI Holdings, LLC	DE
Classic Services, Inc.	DE
Clinton Cable TV Investors, LLC	MI
Colorado Terrace Tower II Corporation	CO
COM Indiana, LLC	DE
COM Indianapolis, LLC	DE
COM Inkster, LLC	MI
COM South, LLC	CO
Comcast 38GHZ, Inc.	DE
Comcast A/TW Note Holdings, Inc.	DE
Comcast ABB Business Services, Inc.	CO
Comcast ABB Cablevision V, Inc.	IA
Comcast ABB CSC Holdings, Inc.	DE
Comcast ABB CSC II, Inc.	DE
Comcast ABB Holdings I, Inc.	DE
Comcast ABB Holdings II, Inc.	DE
Comcast ABB Management, LLC	CO
Comcast ABB Network Solutions, Inc.	CO
Comcast ABB NOC, LLC	DE
Comcast ABB Note Consolidation Holdings, LLC	DE
Comcast ABB Note Consolidation, Inc.	DE

Entity Name	Org State
Comcast ABB Note Sub Consolidation I, Inc.	DE
Comcast ABB Note Sub Consolidation II, Inc.	DE
Comcast ABB Note Sub Consolidation III, Inc.	DE
Comcast ABB of Georgia II, LLC	GA
Comcast ABB of Kiowa, LLC	CO
Comcast ABB of Mississippi/Iowa, LLC	DE
Comcast ABB of Payette, Inc.	OR
Comcast ABB Optionee Payroll, LLC	DE
Comcast ABB Overseas Holdings I, LLC	DE
Comcast ABB Overseas Holdings II, LLC	DE
Comcast ABB Overseas Holdings, Inc.	DE
Comcast ABB USC, LLC	DE
Comcast Alpha Holdings, LLC	DE
Comcast Argentina, Inc.	DE
Comcast ASBC, Inc.	DE
Comcast Baseball Investment, LLC	DE
Comcast Broadband Lab, LLC	DE
Comcast Broadband Security, LLC	DE
Comcast Broadnet Payroll Services, Inc.	DE
Comcast BTN Holdings, LLC	DE
Comcast Business Class Security, LLC	DE
Comcast Business Communications of Virginia, LLC	VA
Comcast Business Communications, LLC	PA
Comcast Cable Communications Canada, Inc.	Canada
Comcast Cable Communications Holdings, LLC	DE
Comcast Cable Communications Management, LLC	DE
Comcast Cable Communications, LLC	DE
Comcast Cable EP Services, Inc.	DE
Comcast Cable Funding	DE
Comcast Cable Funding GP, Inc.	DE
Comcast Cable Funding I, Inc.	DE
Comcast Cable Holdings, LLC	DE
Comcast Cable of Indiana, LLC	DE
Comcast Cable of Indiana/Michigan/Texas I, LLC	TX
Comcast Cable of Maryland, Inc.	DE
Comcast Cable SC Investment, Inc.	DE
Comcast Cable Trust I	DE
Comcast Cable Trust II	DE
Comcast Cable Trust III	DE
Comcast Cablevision Communications, Inc.	DE
Comcast Cablevision of Erie, Inc.	PA
Comcast Cablevision of Garden State, Inc.	DE
Comcast Cablevision of Philadelphia Area I, LLC	PA
Comcast Cablevision of Southeast Michigan, Inc.	DE
Comcast Capital Corporation	DE
Comcast CCH Subsidiary Holdings, Inc.	DE
Comcast Cellular Holding Company, Inc.	DE
Comcast Cellular Holdings Corporation	DE
Comcast CHC Subsidiary Holdings, Inc.	DE

Entity Name	Org State
Comcast CHC, LLC	DE
Comcast CIM STS Holdings, Inc.	DE
Comcast COLI Holdings, LLC	DE
Comcast Commercial Services Financing, LLC	DE
Comcast Commercial Services Group Holdings, LLC	DE
Comcast Commercial Services, LLC	DE
Comcast Concurrent Holdings, Inc.	DE
Comcast Contribution Holdings, LLC	DE
Comcast Corporate Investments II, Inc.	DE
Comcast Corporate Investments, LLC	DE
Comcast Corporation Trust I	DE
Comcast Corporation Trust II	DE
Comcast Corporation Trust III	DE
Comcast Crystalvision, Inc.	DE
Comcast CSA Holdings, LLC	DE
Comcast CTV Holdings, LLC	DE
Comcast CV GP, LLC	DE
Comcast CV, L.P.	DE
Comcast CVC Ventures	DE
Comcast Data Services, Inc.	DE
Comcast DC Radio, LLC	DE
Comcast Directory Services, Inc.	DE
Comcast Encore, Inc.	DE
Comcast Entertainment Networks Holdings, LLC	DE
Comcast Financial Agency Corporation	DE
Comcast Florida Programming Investments, Inc.	DE
Comcast Funding I, Inc.	DE
Comcast Garden State, LLC	DE
Comcast Gary Holdings, LLC	DE
Comcast Gateway Holdings, LLC	DE
Comcast GI Carolina, LLC	DE
Comcast Greater Boston Advertising Holdings, LLC	DE
Comcast Hockey Investment, LLC	DE
Comcast Holdings Corporation	PA
Comcast Holdings II, LLC	DE
Comcast Holdings III, LLC	DE
Comcast Holdings IV, LLC	DE
Comcast Holdings V, LLC	DE
Comcast Houston Advertising Holdings, LLC	DE
Comcast ICCP, LLC	CO
Comcast ICG, Inc.	DE
Comcast In Demand Holdings, Inc.	DE
Comcast Interactive Media, LLC	DE
Comcast Interactive Programming Ventures, LLC	DE
Comcast International Holdings, Inc.	DE
Comcast IP Holdings I, LLC	DE
Comcast IP Phone II, LLC	DE
Comcast IP Phone III, LLC	DE
Comcast IP Phone IV, LLC	DE

Entity Name	Org State
Comcast IP Phone of Missouri, LLC	MO
Comcast IP Phone of Oregon, LLC	DE
Comcast IP Phone V, LLC	DE
Comcast IP Phone VI, LLC	DE
Comcast IP Phone VII, LLC	DE
Comcast IP Phone, LLC	PA
Comcast IP Services II, Inc.	DE
Comcast IP Services, LLC	DE
Comcast IPG/JV, LLC	DE
Comcast ISD, Inc.	DE
Comcast JR Holdings, Inc.	DE
Comcast LCP, Inc.	DE
Comcast Levittown Finance, Inc.	DE
Comcast Life Insurance Holding Company	DE
Comcast LMC E! Entertainment, LLC	CO
Comcast LMDS Communications, Inc.	DE
Comcast Metatv, Inc.	DE
Comcast Michigan Holdings, LLC	MI
Comcast Midcontinent, LLC	DE
Comcast Mile Hi Holdings, LLC	DE
Comcast MO Cable Advertising of Metropolitan Atlanta, LLC	CO
Comcast MO Capital Corporation	CO
Comcast MO Communications Holding Company, Inc.	DE
Comcast MO Digital Radio, LLC	MA
Comcast MO Europe, Inc.	CO
Comcast MO Express Midwest, Inc.	OH
Comcast MO Express of California, Inc.	CA
Comcast MO Express of Florida, Inc.	DE
Comcast MO Express of New England, Inc.	MA
Comcast MO Express of Virginia, Inc.	VA
Comcast MO Federal Relations, Inc.	DE
Comcast MO Finance Trust I	DE
Comcast MO Finance Trust II	DE
Comcast MO Finance Trust III	DE
Comcast MO Finance Trust IV	DE
Comcast MO Finance Trust V	DE
Comcast MO Finance Trust VI	DE
Comcast MO Financial Services, Inc.	CO
Comcast MO Financing A	DE
Comcast MO Financing B	DE
Comcast MO Foreign Investments, Inc.	CO
Comcast MO Group Funding, Inc.	DE
Comcast MO Group, Inc.	DE
Comcast MO Holdings I, LLC	DE
Comcast MO Holdings II, Inc.	DE
Comcast MO Information Technology Systems, Inc.	MA
Comcast MO Interactive Services, Inc.	CO
Comcast MO International Holdings II, Inc.	DE
Comcast MO International Programming, Inc.	MA

Entity Name	Org State
Comcast MO International, Inc.	CO
Comcast MO Investments, LLC	DE
Comcast MO of Burnsville/Eagan, Inc.	MN
Comcast MO of Delaware, LLC	DE
Comcast MO of Minnesota, Inc.	MN
Comcast MO of North Valley, Inc.	CA
Comcast MO of Quad Cities, Inc.	MN
Comcast MO of the North Suburbs, Inc.	MN
Comcast MO Racing, Inc.	DE
Comcast MO Real Estate, Inc.	CO
Comcast MO SPC I, LLC	DE
Comcast MO SPC II, LLC	DE
Comcast MO SPC III, LLC	DE
Comcast MO SPC IV, LLC	DE
Comcast MO SPC V, LLC	DE
Comcast MO SPC VI, LLC	DE
Comcast MO Telecommunications Corp.	DE
Comcast Multicable Media, Inc.	DE
Comcast MVNO II, LLC	DE
Comcast Nashville Finance	DE
Comcast National Communications Services, LLC	DE
Comcast Navy Acquisition, LLC	DE
Comcast Navy Contribution, LLC	DE
Comcast NCC Holdings I, LLC	DE
Comcast NCC Holdings II, LLC	DE
Comcast NCC Holdings III, LLC	DE
Comcast Netherlands, Inc.	DE
Comcast New Media Development, Inc.	PA
Comcast New Mexico/Pennsylvania Finance, Inc.	DE
Comcast Newco 13, Inc.	DE
Comcast Newco 17, Inc.	DE
Comcast Newco 18, Inc.	DE
Comcast Newco 19, Inc.	DE
Comcast Newco 2, Inc.	DE
Comcast Newco 20, Inc.	DE
Comcast Newco 21, Inc.	DE
Comcast Newco 22, Inc.	DE
Comcast Newco 23, Inc.	DE
Comcast Newco 3, Inc.	DE
Comcast Newco 4, Inc.	DE
Comcast Newco 5, Inc.	DE
Comcast Newco 6, Inc.	DE
Comcast Newco 7, Inc.	DE
Comcast Newco 8, Inc.	DE
Comcast Newco 9, Inc.	DE
Comcast of Alabama, LLC	AL
Comcast of Alameda, Inc.	CA
Comcast of Arizona, LLC	CO
Comcast of Arkansas, Inc.	DE

Entity Name	Org State
Comcast of Arkansas/Florida/Louisiana/Minnesota/Mississippi/Tennessee, Inc.	DE
Comcast of Avalon, LLC	DE
Comcast of Baltimore City, LLC	CO
Comcast of Boston, Inc.	NY
Comcast of Brockton, Inc.	DE
Comcast of Bryant, Inc.	AR
Comcast of Burlington County, LLC	DE
Comcast of California I, Inc.	NV
Comcast of California II, Inc.	CA
Comcast of California II, LLC	DE
Comcast of California III, Inc.	CA
Comcast of California III, LLC	CO
Comcast of California IV, Inc.	WY
Comcast of California IX, Inc.	CA
Comcast of California X, Inc.	CA
Comcast of California XI, Inc.	TN
Comcast of California XII, LLC	DE
Comcast of California XIII, Inc.	CA
Comcast of California XIV, LLC	DE
Comcast of California XV, LLC	DE
Comcast of California/Colorado, LLC	DE
Comcast of California/Colorado/Florida/Oregon, Inc.	GA
Comcast of California/Colorado/Illinois/Indiana/Michigan GP, LLC	DE
Comcast of California/Colorado/Illinois/Indiana/Michigan, LP	DE
Comcast of California/Colorado/Washington, LP	CO
Comcast of California/Connecticut/Michigan	CO
Comcast of California/Idaho, Inc.	ID
Comcast of California/Illinois, LP	CO
Comcast of California/Maryland/Pennsylvania/Virginia/West Virginia, LLC	DE
Comcast of California/Massachusetts/Michigan/Utah, LLC	DE
Comcast of California/Pennsylvania/Utah/Washington, Inc.	PA
Comcast of Carolina, Inc.	SC
Comcast of Celebration, LLC	DE
Comcast of Central New Jersey II, LLC	DE
Comcast of Central New Jersey, LLC	DE
Comcast of Chesterfield County, Inc.	VA
Comcast of Chicago, Inc.	IL
Comcast of Clinton CT, LLC	CT
Comcast of Clinton MI, LLC	MI
Comcast of Clinton, LLC	MI
Comcast of Coconut Creek, Inc.	FL
Comcast of Colorado I, LLC	CO
Comcast of Colorado II, LLC	CO
Comcast of Colorado III, LLC	CO
Comcast of Colorado IV, LLC	DE
Comcast of Colorado IX, LLC	DE
Comcast of Colorado V, LLC	CO
Comcast of Colorado VI, LLC	IA
Comcast of Colorado VII, LLC	IA

Entity Name	Org State
Comcast of Colorado VIII, LLC	CO
Comcast of Colorado X, LLC	CO
Comcast of Colorado XI, Inc.	CO
Comcast of Colorado XII, Inc.	DE
Comcast of Colorado, LP	CO
Comcast of Colorado/Florida, Inc.	WA
Comcast of Colorado/Pennsylvania/West Virginia, LLC	DE
Comcast of Connecticut II, Inc.	CT
Comcast of Connecticut, Inc.	OK
Comcast of Connecticut, LLC	DE
Comcast of Connecticut/Georgia/Massachusetts/New Hampshire/New York/North Carolina/Virginia/Vermont, LLC	DE
Comcast of Cupertino, Inc.	CA
Comcast of Danbury, LLC	DE
Comcast of Davis County, Inc.	UT
Comcast of Detroit	MI
Comcast of Detroit, LLC	MI
Comcast of East San Fernando Valley, LP	CO
Comcast of Eastern Connecticut, Inc.	CT
Comcast of Eastern Shore, LLC	DE
Comcast of Elkton, LLC	DE
Comcast of Flint, Inc.	MI
Comcast of Florida	WY
Comcast of Florida I, Inc.	MO
Comcast of Florida III, Inc.	MI
Comcast of Florida, LLC	DE
Comcast of Florida/Georgia	MI
Comcast of Florida/Georgia/Pennsylvania, L.P.	DE
Comcast of Florida/Illinois/Michigan, Inc.	DE
Comcast of Florida/Washington, LLC	DE
Comcast of Fort Wayne Limited Partnership	IN
Comcast of Fresno, Inc.	CA
Comcast of Garden State L.P.	DE
Comcast of Georgia I, LLC	GA
Comcast of Georgia/Massachusetts, LLC	DE
Comcast of Georgia/Michigan, LP	CA
Comcast of Georgia/South Carolina II, LLC	DE
Comcast of Georgia/South Carolina, LLC	CO
Comcast of Georgia/Virginia, Inc.	CO
Comcast of Gloucester County, LLC	DE
Comcast of Greater Florida/Georgia, Inc.	FL
Comcast of Grosse Pointe, Inc.	MI
Comcast of Groton, LLC	CT
Comcast of Harford County, LLC	MD
Comcast of Hopewell Valley, Inc.	NJ
Comcast of Houston, LLC	DE
Comcast of Howard County, LLC	MD
Comcast of Illinois I, Inc.	IL
Comcast of Illinois II, Inc.	KS

Entity Name	Org State
Comcast of Illinois III, Inc.	IL
Comcast of Illinois IV, Inc.	IL
Comcast of Illinois IX, LLC	DE
Comcast of Illinois V, Inc.	MD
Comcast of Illinois VI, LLC	DE
Comcast of Illinois VII, Inc.	FL
Comcast of Illinois VIII, LLC	DE
Comcast of Illinois X, LLC	DE
Comcast of Illinois XI, LLC	DE
Comcast of Illinois XII, L.P.	NJ
Comcast of Illinois XIII, L.P.	AZ
Comcast of Illinois/Indiana	FL
Comcast of Illinois/Indiana/Michigan, Inc.	AR
Comcast of Illinois/Indiana/Ohio, LLC	DE
Comcast of Illinois/Ohio/Oregon, LLC	DE
Comcast of Illinois/West Virginia, LLC	DE
Comcast of Indiana, LLC	CO
Comcast of Indiana/Kentucky/Utah	CA
Comcast of Indiana/Michigan, LLC	IA
Comcast of Indiana/Michigan/Pennsylvania, LLC	IA
Comcast of Indianapolis, L.P.	DE
Comcast of Indianapolis, LLC	DE
Comcast of Inkster, LLC	MI
Comcast of Jersey City, LLC	DE
Comcast of Kentucky/Tennessee/Virginia, LLC	DE
Comcast of Laurel, Inc.	MS
Comcast of Lawrence, LLC	DE
Comcast of Levittown, LLC	DE
Comcast of Little Rock, Inc.	AR
Comcast of Lompoc, LLC	DE
Comcast of Long Beach Island, LLC	DE
Comcast of Louisiana/Mississippi/Texas, LLC	DE
Comcast of Lower Merion, LLC	DE
Comcast of Macomb County, LLC	MI
Comcast of Macomb, LLC	MI
Comcast of Maine/New Hampshire, Inc.	NH
Comcast of Maryland II, LLC	DE
Comcast of Maryland Limited Partnership	MD
Comcast of Maryland, LLC	CO
Comcast of Massachusetts I, Inc.	MA
Comcast of Massachusetts II, Inc.	DE
Comcast of Massachusetts III, Inc.	DE
Comcast of Massachusetts/New Hampshire, LLC	DE
Comcast of Massachusetts/Virginia, Inc.	VA
Comcast of Mercer County, LLC	DE
Comcast of Meridian, Inc.	MS
Comcast of Michigan I, Inc.	VA
Comcast of Michigan II, LLC	DE
Comcast of Michigan III, Inc.	DE

Entity Name	Org State
Comcast of Michigan IV, LLC	CO
Comcast of Michigan, LLC	DE
Comcast of Michigan/Mississippi/Tennessee, Inc.	DE
Comcast of Middletown, LLC	DE
Comcast of Milton, Inc.	MA
Comcast of Minnesota, Inc.	DE
Comcast of Minnesota/Wisconsin, Inc.	WA
Comcast of Mississippi Call Center, LLC	DE
Comcast of Missouri, LLC	CO
Comcast of Monmouth County, LLC	DE
Comcast of Montana I, Inc.	MT
Comcast of Montana II, Inc.	DE
Comcast of Montana III, Inc.	OR
Comcast of Mt. Clemens I, LLC	MI
Comcast of Mt. Clemens, LLC	MI
Comcast of Muncie, LLC	IN
Comcast of Muncie, LP	IN
Comcast of Muskegon	MI
Comcast of Nashville I, LLC	DE
Comcast of Nashville II, LLC	DE
Comcast of Needham, Inc.	DE
Comcast of New Castle County, LLC	DE
Comcast of New Hampshire, Inc.	DE
Comcast of New Haven, LLC	CT
Comcast of New Jersey II, LLC	DE
Comcast of New Jersey, LLC	NJ
Comcast of New Mexico, LLC	CO
Comcast of New Mexico/Pennsylvania, LLC	DE
Comcast of New York, LLC	DE
Comcast of North Broward, Inc.	FL
Comcast of Northern California I, Inc.	CA
Comcast of Northern Illinois, Inc.	IL
Comcast of Northern Indiana, Inc.	DE
Comcast of Northwest New Jersey, LLC	DE
Comcast of Novato, Inc.	OR
Comcast of Oakland County, Inc.	MI
Comcast of Ocean County, LLC	DE
Comcast of Ohio, Inc.	OH
Comcast of Oregon I, Inc.	OR
Comcast of Oregon II, Inc.	OR
Comcast of Parkland, Inc.	FL
Comcast of Pennsylvania	CO
Comcast of Pennsylvania I, LLC	DE
Comcast of Pennsylvania II, Inc.	CO
Comcast of Pennsylvania II, L.P.	DE
Comcast of Pennsylvania, LLC	DE
Comcast of Pennsylvania/Maryland, LLC	DE
Comcast of Pennsylvania/Washington/West Virginia, LP	CO
Comcast of Philadelphia II, LLC	DE

Entity Name	Org State
Comcast of Philadelphia, LLC	DE
Comcast of Plainfield, LLC	DE
Comcast of Potomac, LLC	DE
Comcast of Richmond, LLC	VA
Comcast of Sacramento I, LLC	CA
Comcast of Sacramento II, LLC	CA
Comcast of Sacramento III, LLC	CA
Comcast of San Joaquin, Inc.	WY
Comcast of San Leandro, Inc.	CA
Comcast of Santa Cruz, Inc.	CO
Comcast of Santa Maria, LLC	DE
Comcast of Shelby, LLC	MI
Comcast of Sierra Valleys, Inc.	CA
Comcast of South Chicago, Inc.	IL
Comcast of South Dade, Inc.	FL
Comcast of South Florida I, Inc.	FL
Comcast of South Florida II, Inc.	DE
Comcast of South Jersey, LLC	DE
Comcast of Southeast Pennsylvania, LLC	DE
Comcast of Southern California, Inc.	OR
Comcast of Southern Illinois, Inc.	DE
Comcast of Southern Mississippi, Inc.	DE
Comcast of Southern New England, Inc.	MA
Comcast of Southern Tennessee, LLC	DE
Comcast of Spokane, LLC	WA
Comcast of St. Paul, Inc.	MN
Comcast of Sterling Heights, LLC	MI
Comcast of Tacoma, Inc.	DE
Comcast of Tallahassee, LLC	DE
Comcast of Taylor, LLC	DE
Comcast of Tennessee, LP	DE
Comcast of the District Holdings, Inc.	DE
Comcast of the District, LLC	DC
Comcast of the Gulf Plains, Inc.	DE
Comcast of the Meadowlands, LLC	DE
Comcast of the South	CO
Comcast of the South, Inc.	CO
Comcast of the South, L.P.	DE
Comcast of the South, LLC	DE
Comcast of Tualatin Valley, Inc.	OR
Comcast of Tupelo, Inc.	MS
Comcast of Twin Cities, Inc.	WA
Comcast of Utah I, Inc.	IN
Comcast of Utah II, Inc.	LA
Comcast of Utica, LLC	MI
Comcast of Virginia, LLC	CO
Comcast of Warren I, LLC	MI
Comcast of Warren, LLC	MI
Comcast of Wasatch, Inc.	UT

Entity Name	Org State
Comcast of Washington I, Inc.	WA
Comcast of Washington IV, Inc.	WA
Comcast of Washington V, LLC	DE
Comcast of Washington, LLC	DE
Comcast of Washington/Oregon	WA
Comcast of Washington/Oregon SMATV I, LLC	DE
Comcast of Washington/Oregon SMATV II, LLC	DE
Comcast of West Florida, Inc.	DE
Comcast of West Virginia, LLC	DE
Comcast of Western Colorado, Inc.	CO
Comcast of Wildwood, LLC	DE
Comcast of Wisconsin, Inc.	CO
Comcast of Wyoming I, Inc.	FL
Comcast of Wyoming II, Inc.	WY
Comcast of Wyoming, LLC	DE
Comcast Palm Beach GP, LLC	DE
Comcast PC Communications, Inc.	DE
Comcast Phone II, LLC	DE
Comcast Phone Management, LLC	DE
Comcast Phone of Alabama, LLC	DE
Comcast Phone of Arizona, LLC	DE
Comcast Phone of Arkansas, LLC	DE
Comcast Phone of California, LLC	DE
Comcast Phone of Central Indiana, LLC	DE
Comcast Phone of Colorado, LLC	DE
Comcast Phone of Connecticut, Inc.	CO
Comcast Phone of D.C., LLC	DE
Comcast Phone of Delaware, LLC	DE
Comcast Phone of Florida, LLC	DE
Comcast Phone of Georgia, LLC	CO
Comcast Phone of Idaho, LLC	DE
Comcast Phone of Illinois, LLC	DE
Comcast Phone of Iowa, LLC	DE
Comcast Phone of Kansas, LLC	DE
Comcast Phone of Kentucky, LLC	DE
Comcast Phone of Louisiana, LLC	DE
Comcast Phone of Maine, LLC	DE
Comcast Phone of Maryland, Inc.	CO
Comcast Phone of Massachusetts, Inc.	DE
Comcast Phone of Michigan, LLC	DE
Comcast Phone of Minnesota, Inc.	MN
Comcast Phone of Mississippi, LLC	DE
Comcast Phone of Missouri, LLC	DE
Comcast Phone of Montana, LLC	DE
Comcast Phone of Nebraska, LLC	DE
Comcast Phone of Nevada, LLC	DE
Comcast Phone of New Hampshire, LLC	DE
Comcast Phone of New Jersey, LLC	DE
Comcast Phone of New Mexico, LLC	DE

Entity Name	Org State
Comcast Phone of New York, LLC	DE
Comcast Phone of North Carolina, LLC	DE
Comcast Phone of North Dakota, LLC	DE
Comcast Phone of Northern Maryland, Inc.	MD
Comcast Phone of Northern Virginia, Inc.	VA
Comcast Phone of Ohio, LLC	DE
Comcast Phone of Oklahoma, LLC	DE
Comcast Phone of Oregon, LLC	DE
Comcast Phone of Pennsylvania, LLC	DE
Comcast Phone of Rhode Island, LLC	DE
Comcast Phone of South Carolina, Inc.	SC
Comcast Phone of South Dakota, LLC	DE
Comcast Phone of Tennessee, LLC	DE
Comcast Phone of Texas, LLC	DE
Comcast Phone of Utah, LLC	DE
Comcast Phone of Vermont, LLC	DE
Comcast Phone of Virginia, LLC	VA
Comcast Phone of Washington, LLC	DE
Comcast Phone of West Virginia, LLC	DE
Comcast Phone of Wisconsin, LLC	DE
Comcast Phone, LLC	DE
Comcast PM Holdings, LLC	DE
Comcast Primestar Holdings, Inc.	DE
Comcast Programming Holdings, LLC	DE
Comcast Programming Ventures IV, LLC	DE
Comcast Programming Ventures, LLC	DE
Comcast Publishing Holdings Corporation	PA
Comcast QCOM TV Partners GP, LLC	DE
Comcast QIH, Inc.	DE
Comcast QVC, Inc.	DE
Comcast Real Estate Holdings of Alabama, LLC	AL
Comcast Regional Programming, Inc.	PA
Comcast SC Investment, Inc.	DE
Comcast SCH Delaware Holdings, Inc.	DE
Comcast Spectacor Holding Company, Inc.	DE
Comcast Spectacor Ventures, LLC	PA
Comcast Spectacor, L.P.	PA
Comcast Spectrum Holdings, LLC	DE
Comcast SportsNet NE Holdings, Inc.	DE
Comcast SportsNet New England Holdings, LLC	DE
Comcast SportsNet Philadelphia Holdings, LLC	DE
Comcast Spotlight Charter Cable Advertising, LP	DE
Comcast Spotlight JV Holdings, LLC	DE
Comcast Spotlight, LP	DE
Comcast STB Software DVR, LLC	DE
Comcast STB Software I, LLC	DE
Comcast STB Software II, LLC	DE
Comcast STB Software MOT, LLC	DE
Comcast STB Software PAN, LLC	DE

Entity Name	Org State
Comcast STB Software PM, LLC	DE
Comcast STB Software TW, LLC	DE
Comcast Studio Investments, Inc.	DE
Comcast Support Services, LLC	DE
Comcast TCP Holdings, Inc.	DE
Comcast TCP Holdings, LLC	DE
Comcast Technology, Inc.	DE
Comcast Telephony Communications of California, Inc.	CA
Comcast Telephony Communications of Connecticut, Inc.	CT
Comcast Telephony Communications of Delaware, Inc.	DE
Comcast Telephony Communications of Georgia, Inc.	GA
Comcast Telephony Communications of Indiana, Inc.	IN
Comcast Telephony Communications of Pennsylvania, Inc.	PA
Comcast Telephony Communications, LLC	DE
Comcast Telephony Services Holdings, Inc.	DE
Comcast Telephony Services II, Inc.	DE
Comcast TKI Holdings, Inc.	DE
Comcast TW Exchange Holdings I GP, LLC	DE
Comcast TW Exchange Holdings I, LP	DE
Comcast TW Exchange Holdings II GP, LLC	DE
Comcast TW Exchange Holdings II, LP	DE
Comcast Venezuela PCS, Inc.	DE
Comcast Ventures, LLC	DE
Comcast Ventures, LP	DE
Comcast VF Holdings, Inc.	DE
Comcast Visible World Holdings, Inc.	DE
Comcast WCS Holdings, Inc.	DE
Comcast WCS ME02, Inc.	DE
Comcast WCS ME04, Inc.	DE
Comcast WCS ME05, Inc.	DE
Comcast WCS ME16, Inc.	DE
Comcast WCS ME19, Inc.	DE
Comcast WCS ME22, Inc.	DE
Comcast WCS ME26, Inc.	DE
Comcast WCS ME28, Inc.	DE
Comcast WCS Merger Holdings, Inc.	DE
Comcast Wireless Investment, LLC	DE
Comcast ZB Holdings, LLC	DE
Comcast/Bright House Networks Detroit Cable Advertising, LLC	DE
Comcast/Mediacom Minneapolis Cable Advertising, LLC	DE
Comcast/TWC Charleston Cable Advertising, LLC	DE
Comcast/TWC Enterprise Cable Advertising, LLC	DE
Comcast/TWC Franklin Cable Advertising, LLC	DE
Comcast/TWC Hilton Head Cable Advertising, LLC	DE
Comcast/TWC Idaho Cable Advertising, LLC	DE
Comcast/TWC Littleton/Plymouth Cable Advertising, LLC	DE
Comcast/TWC New Hampshire Cable Advertising, LLC	DE
Comcast/TWC Saranac Lake Cable Advertising, LLC	DE
Comcast-Spectacor Foundation	PA

Entity Name	Org State
ComCon Production Services I, Inc.	CA
Command Cable of Eastern Illinois Limited Partnership	NJ
Community Realty, Inc.	NV
Conditional Access Licensing, LLC	DE
Continental Australia Programming, Inc.	MA
Continental Cablevision Asia Pacific, Inc.	MA
Continental Programming Australia Limited Partnership	Australia
Continental Telecommunications Corp. of Virginia	VA
Continental Teleport Partners, Inc.	MA
CSLP London, LLC	DE
CSLP Phase One GP, LLC	PA
CSLP Phase One Investor, L.P.	PA
CSLP Phase One Operator, L.P.	PA
CSLP Soccer, LLC	PA
CSNNE Partner, LLC	DE
CTI Towers, Inc.	DE
CVC Keep Well LLC	DE
Digiventures, LLC	DE
E! Holdings, Inc.	DE
East Rutherford Realty, Inc.	NJ
Elbert County Cable Partners, L.P.	CO
Entertainment Systems, LLC	DE
Equity Resources Venture	CO
Erdos LLC	DE
FAB Communications, Inc.	OK
Feedback Holdings, LLC	DE
First Television Corporation	DE
Flyers Atlantic City Youth Hockey Club, Inc.	NJ
Flyers Skate Zone, L.P.	PA
Four Flags Cable TV	MI
Four Flags Cablevision	MI
FPS Rink, Inc.	PA
FPS Rink, L.P.	PA
FPS Urban Renewal, Inc.	NJ
Front Row Marketing Services Canada, L.P.	Canada
Front Row Marketing Services, L.P.	PA
Garden State Telecommunications, LLC	DE
Gateway/Jones Communications, Ltd.	CO
Genacast Ventures, LLC	DE
Global Spectrum (NEC), d.o.o.	Croatia
Global Spectrum Facility Management, L.P.	Canada
Global Spectrum Facility Management, Ltd.	Canada
Global Spectrum Management, LLC	United Arab Emirates
Global Spectrum of Texas, LLC	TX
Global Spectrum Pico Holdings Pte. Ltd.	Singapore
Global Spectrum Pico Pte. Ltd.	Singapore
Global Spectrum, Inc.	PA
Global Spectrum, L.P.	DE
GlobalCom Holding Company, Inc.	DE

Entity Name	Org State
Greater Boston Cable Advertising	MA
Guide Investments, Inc.	CO
GuideWorks, LLC	DE
Headend In The Sky, Inc.	CO
Heritage Cablevision of Massachusetts, Inc.	MA
Heritage Cablevision of South East Massachusetts, Inc.	MA
Home Sports Network, Inc.	CO
IEC License Holdings, Inc.	DE
In Demand L.L.C.	DE
Interactive Technology Services, Inc.	PA
Intermedia Cable Investors, LLC	CA
Iowa Hockey, LLC	IA
Jones Cable Corporation	CO
Jones Cable Holdings, LLC	CO
Jones Communications, Inc.	CO
Jones Intercable Funds, Inc.	CO
Jones Programming Services, Inc.	CO
Jones Spacelink Cable Corporation	CO
Jones Telecommunications of California, LLC	CO
LCNI II, Inc.	DE
Lenfest Australia Group Pty Limited	Australia
Lenfest Australia Investments Pty Ltd	Australia
Lenfest Australia, Inc.	DE
Lenfest Clearview GP, LLC	DE
Lenfest Clearview, LP	DE
Lenfest Delaware Properties, Inc.	DE
Lenfest International, Inc.	DE
Lenfest Investments, Inc.	DE
Lenfest Jersey, LLC	DE
Lenfest Oaks, Inc.	PA
Lenfest Telephony, Inc.	DE
Lenfest Videopole Holdings, Inc.	DE
Liberty City Funding Corporation	FL
Liberty Property 18th & Arch, LP	DE
Liberty Ventures Group LLC	DE
London Civic Centre Corporation	Canada
London Civic Centre Limited Partnership	Canada
LPT 18th & Arch Street GP, LLC	DE
LPT 18th & Arch Street Limited, LLC	DE
LVO Cable Properties, Inc.	OK
M H Lightnet, LLC	DE
MarketLink Indianapolis Cable Advertising, LLC	DE
MediaOne Brasil Comércio e Participações Ltda.	Brazil
Mile Hi Cable Partners, L.P.	CO
MOC Holdco I, LLC	DE
MOC Holdco II, Inc.	DE
Mountain Cable Network, Inc.	NV
Mountain States General Partner, LLC	CO
Mountain States Limited Partner, LLC	CO

Entity Name	Org State
Mt. Clemens Cable TV Investors, LLC	MI
National Cable Communications LLC	DE
National Digital Television Center, LLC	CO
NBCUniversal Media, LLC	DE
NBCUniversal, LLC	DE
NDTC Technologies (India) Private Limited	India
NDTC Technology, Inc.	CO
New England Microwave, LLC	CT
New Global Telecom, Inc.	DE
New Hope Cable TV, Inc.	PA
Next Pursuit, LLC	DE
Northwest Illinois Cable Corporation	DE
NROCA Holdings, Inc.	DE
One Belmont Insurance Company	VT
Ovations Fanfare, L.P.	PA
Ovations Food Services I, Inc.	OK
Ovations Food Services of Oklahoma City, LLC	OK
Ovations Food Services of Texas, LLC	TX
Ovations Food Services of Washington, LLC	WA
Ovations Food Services, d.o.o.	Croatia
Ovations Food Services, Inc.	PA
Ovations Food Services, L.P.	PA
Ovations Hotel Group, LLC	PA
Ovations Ontario Food Services, Inc.	Canada
Ovations Ontario Food Services, L.P.	Canada
Pacific Northwest Interconnect	NY
Paciolan, Inc.	DE
Palm Beach Group Cable Joint Venture	FL
Parnassos Communications, L.P.	DE
Parnassos Holdings, LLC	DE
Patron Solutions, L.P.	PA
Patron Solutions, LLC	PA
Pattison Development, Inc.	PA
Pattison Realty, Inc.	PA
Philadelphia Flyers Enterprises Co.	Canada
Philadelphia Flyers, L.P.	DE
Philadelphia Flyers, LLC	DE
Philadelphia Minor League Hockey I, L.P.	PA
Philadelphia Minor League Hockey, Inc.	PA
Plaxo, Inc.	DE
Preview Magazine Corporation	DE
Prime Telecom Potomac, LLC	DE
QCOM TV Partners	PA
Satellite Services, Inc.	DE
Saturn Cable TV, Inc.	CO
SCI 48, Inc.	DE
SCI 55, Inc.	DE
Selkirk Communications (Delaware), LLC	DE
Selkirk Systems, Inc.	FL

Entity Name	Org State
Southwest Washington Cable, Inc.	WA
Spectacor Adjoining Real Estate New Arena, L.P.	DE
Spectrum Arena Limited Partnership	PA
SpectrumCo, LLC	DE
Spot Buy Spot, LLC	MN
St. Louis Tele-Communications, Inc.	MO
Stage II, L.P.	PA
Storer Cable TV of Radnor, Inc.	PA
Storer Disbursements, Inc.	FL
Strata Marketing, Inc.	DE
StreamSage, Inc.	DE
Taurus Properties, LLC	CO
TCI Adelphia Holdings, LLC	DE
TCI Atlantic, LLC	CO
TCI Bay, Inc.	DE
TCI Cable Investments, LLC	DE
TCI Cablevision Associates Inc.	DE
TCI Cablevision of California Century Holdings, LLC	CO
TCI Cablevision of Kentucky, Inc.	DE
TCI Cablevision of Massachusetts, Inc.	MA
TCI Cablevision of Michigan, Inc.	MI
TCI Cablevision of Minnesota, Inc.	MN
TCI Cablevision of Nebraska, Inc.	NE
TCI Cablevision of North Central Kentucky, Inc.	DE
TCI Cablevision of Sierra Vista, Inc.	CO
TCI Cablevision of South Dakota, Inc.	SD
TCI Cablevision of St. Bernard, Inc.	DE
TCI Cablevision of Vermont, Inc.	DE
TCI California Holdings, LLC	CO
TCI Capital Corp.	WY
TCI Central, LLC	DE
TCI Command II, LLC	CO
TCI Communications Financing I	DE
TCI Communications Financing II	DE
TCI Communications Financing III	DE
TCI Communications Financing IV	DE
TCI CSC II, Inc.	NY
TCI CSC III, Inc.	CO
TCI CSC IV, Inc.	CO
TCI CSC IX, Inc.	CO
TCI CSC V, Inc.	CO
TCI CSC VI, Inc.	CO
TCI CSC VII, Inc.	CO
TCI CSC VIII, Inc.	CO
TCI CSC X, Inc.	CO
TCI CSC XI, Inc.	CO
TCI Development, LLC	DE
TCI Evangola, Inc.	WY
TCI Falcon Holdings, LLC	DE

Entity Name	Org State
TCI FCLP Alabama, LLC	DE
TCI FCLP California, LLC	DE
TCI FCLP Missouri, LLC	DE
TCI FCLP Northern California, LLC	DE
TCI FCLP Northwest, LLC	DE
TCI FCLP Oregon, LLC	DE
TCI FCLP Redding, LLC	DE
TCI FCLP Wenatchee, LLC	DE
TCI Gilbert Uplink, Inc.	CO
TCI Great Lakes, Inc.	DE
TCI Hits At Home, Inc.	CO
TCI Holdings, Inc.	DE
TCI Holdings, LLC	DE
TCI IL-Holdings II, LLC	CO
TCI IL-Holdings, Inc.	CO
TCI Internet Holdings, Inc.	CO
TCI Internet Services, LLC	DE
TCI IP-VI, LLC	DE
TCI IT Holdings, Inc.	CO
TCI Lake II, LLC	CO
TCI Lake, Inc.	WY
TCI Lenfest, Inc.	CO
TCI Magma Holdings, Inc.	CO
TCI Materials Management, Inc.	CO
TCI Michigan, Inc.	DE
TCI Microwave, Inc.	DE
TCI National Digital Television Center - Hong Kong, Inc.	DE
TCI New York Holdings, Inc.	CO
TCI Northeast, Inc.	DE
TCI of Council Bluffs, Inc.	IA
TCI of Greenwich, Inc.	CO
TCI of Indiana Holdings, LLC	CO
TCI of Indiana Insgt Holdings, LLC	CO
TCI of Lee County, Inc.	AL
TCI of Maine, Inc.	ME
TCI of Missouri, Inc.	DE
TCI of North Dakota, Inc.	ND
TCI of Overland Park, Inc.	DE
TCI of Paterson, Inc.	NV
TCI of South Dakota, Inc.	CO
TCI of Southern Minnesota, Inc.	DE
TCI of Springfield, Inc.	MO
TCI of Watertown, Inc.	IA
TCI Ohio Holdings, Inc.	CO
TCI Pacific Communications, Inc.	DE
TCI Pennsylvania Holdings, Inc.	CO
TCI Programming Holding Company III	DE
TCI Realty, LLC	DE
TCI South Carolina IP-I, LLC	DE

Entity Name	Org State
TCI Southeast, Inc.	DE
TCI Spartanburg IP-IV, LLC	DE
TCI Starz, Inc.	CO
TCI Technology Management, LLC	DE
TCI Telecom, Inc.	DE
TCI Texas Cable Holdings LLC	CO
TCI Texas Cable, LLC	CO
TCI TKR of Houston, Inc.	DE
TCI TKR of Metro Dade, LLC	DE
TCI TKR of Southeast Texas, Inc.	DE
TCI TKR of Wyoming, Inc.	WY
TCI TW Texas JV Holdings II, Inc.	CO
TCI TW Texas JV Holdings III, Inc.	CO
TCI TW Texas JV Holdings IV, Inc.	CO
TCI TW Texas JV Holdings V, Inc.	CO
TCI USC, Inc.	CO
TCI Washington Associates, L.P.	DE
TCI West, Inc.	DE
TCI.NET, Inc.	DE
TCI/CA Acquisition Sub, LLC	CO
TCI/CI Merger Sub, LLC	DE
TCID Data Transport, Inc.	CO
TCID of Chicago, Inc.	IL
TCID of Florida, LLC	FL
TCID of Michigan, Inc.	NV
TCID of South Chicago, Inc.	IL
TCID X*PRESS, Inc.	CO
TCID-Commercial Music, Inc.	CO
TCP Security Company LLC	TX
Tele-Communications of Colorado, Inc.	CO
Televents Group Joint Venture	CO
Televents Group, Inc.	NV
Televents of Colorado, LLC	CO
Televents of Florida, LLC	DE
Televents of Powder River, LLC	DE
Televents of Wyoming, LLC	DE
Tempo DBS, Inc.	CO
Tempo Development Corporation	OK
TEMPO Television, Inc.	OK
ThaTrunk, Inc.	DE
The Comcast Foundation	DE
thePlatform for media, inc.	DE
thePlatform for Media, Pty Ltd	Australia
thePlatform UK Limited	United Kingdom
thePlatform, Inc.	DE
Tribune-United Cable of Oakland County	MI
TVWorks, LLC	DE
U S West (India) Private Limited	India
UACC Midwest Insgt Holdings, LLC	CO

Entity Name	Org State
UA-Columbia Cablevision of Massachusetts, Inc.	MA
UATC Merger Corp.	DE
UCTC LP Company	DE
UCTC of Los Angeles County, Inc.	DE
United Artists Holdings, Inc.	DE
United Artists Holdings, LLC	DE
United Cable Investment of Baltimore, Inc.	MD
United Cable Television Corporation of Michigan	MI
United Cable Television of Baldwin Park, Inc.	CO
United Cable Television of Los Angeles, LLC	CA
United Cable Television of Oakland County, Ltd.	CO
United Cable Television of Scottsdale, Inc.	AZ
United Cable Television Services of Colorado, Inc.	CO
United of Oakland, Inc.	DE
US WEST Deutschland GmbH	Germany
UTI Purchase Company	CO
Vehix, Inc.	UT
Ventures Merger Subsidiary, Inc.	DE
Versus Holdings, LLC	DE
Waltham Tele-Communications	MA
Waltham Tele-Communications, LLC	CO
Western NY Cablevision, L.P.	DE
Western Range Insurance Co.	VT
Western Satellite 2, Inc.	CO
WestMarc Cable Holding, Inc.	DE
WestMarc Development II, Inc.	CO
WestMarc Development III, LLC	CO
WestMarc Development IV, LLC	CO
WestMarc Development, LLC	CO
WestMarc Realty, Inc.	CO
Westmoreland Financial Corporation	DE
Wilmington Cellular Telephone Company, LLC	DE
WLT Systems, LLC	IL
Xidio, LLC	DE

NBCUniversal Subsidiaries

ENTITY NAME	JURISDICTION
>NBBC, LLC	United States – Delaware
1440 Productions UK Limited	United Kingdom – England & Wales
29 Stories LLC	United States – Delaware
3232 Productions LLC	United States – Delaware
3BG Holdings Company II LLC	United States – Delaware
3BG Holdings L.L.C.	United States – Delaware
AAB Productions LLC	United States – Delaware
Acume LLC	United States – Delaware
Ako Productions LLC	United States – Delaware
Alli, Alliance of Action Sports, LLC	United States – Delaware
Allstar Stats LLC	United States – New York
Antarctic Films LLC	United States – Delaware
Asia NBC (ANBC) Services LLC	United States – Delaware
B.E Musical Limited	United Kingdom – England
Banderole Development LLC	United States – Delaware
Barricade Productions Limited	United Kingdom – England & Wales
Barter Music LLC	United States – Delaware
Battleship Australia Pty Ltd	Australia – Victoria
Battleship Delta Investments L.L.C.	United States – Louisiana
Battleship Delta Productions L.L.C.	United States – Louisiana
Battleship LLC	United States – Delaware
Beach City Productions LLC	United States – Delaware
Beautiful Day Productions LLC	United States – Delaware
Bell Tower Productions Limited	United Kingdom – England & Wales
Belmont Productions Limited	United Kingdom – England & Wales
Big Green Productions LLC	United States – Delaware
Big Minyan Films LLC	United States – Connecticut
Billy Broadway LLC	United States – Delaware
Billy London Limited	United Kingdom – England
Billy National Tour General Partner LLC	United States – Delaware
Billy National Tour II General Partner LLC	United States – Delaware
Billy National Tour II LP	United States – Delaware
Billy National Tour LP	United States – Delaware
Billy Toronto Limited	United Kingdom – England & Wales
Birmingham Broadcasting (WVTM TV) LLC	United States – Alabama
BJD Films Limited	United Kingdom – England & Wales
BJD Films LLC	United States – Delaware
Blank Pictures Limited	United Kingdom – England & Wales
Bleecker Production Services Limited	United Kingdom – England & Wales
Blenheim Films Limited	United Kingdom – England & Wales
Bobwell Productions LLC	United States – Delaware
Bones Productions LLC	United States – Delaware
Bourne Film Productions Inc.	Canada
Bourne Four Productions LLC	United States – Delaware
Bravo Holding LLC	United States – Delaware
Bravo Media LLC	United States – New York
Bravo Media Productions LLC	United States – Delaware

Bravo Peacock Music LLC	United States – Delaware
Bravo Platinum Hit Music LLC	United States – Delaware
Bring It On The Musical LLC	United States – Delaware
Broadway Legends, LLC	United States – Delaware
Bromley Productions LLC	United States – Delaware
Business News (Asia) LLP	Singapore
Business News (Europe) Partnership	United States – Delaware
CA Holding C.V.	Netherlands
Cable Sports Southeast, LLC	United States – Delaware
CACO Holding Company LLC	United States – Delaware
Canciones de Mun2 Television, LLC	United States – Delaware
Carnival (Charles Dickens) Limited	United Kingdom – England & Wales
Carnival (Philanthropist) Limited	United Kingdom – England & Wales
Carnival Film & Television Limited	United Kingdom – England & Wales
Carnival Productions Limited	United Kingdom – England & Wales
Centenary Canada Holding Company	Canada – Nova Scotia
Charlie Film Productions Inc.	Canada
Chase Team Canada Inc.	Canada
Chase Team LLC	United States – Delaware
Children’s Network, LLC	United States – Delaware
Chiller LLC	United States – Delaware
Chocolate Media Limited	United Kingdom – England & Wales
Cirque Productions LLC	United States – Louisiana
Clara Film Distribution LLC	United States – Delaware
Cloo LLC	United States – Delaware
CNBC (UK) Limited	United Kingdom – England & Wales
CNBC Advertising (Shanghai) Co., Ltd.	China (Mainland)
CNBC International Productions, L.L.C.	United States – Delaware
CNBC LLC	United States – Delaware
CNBC Media Productions LLC	United States – Delaware
CNBC Publishing LLC	United States – Delaware
CNBC World LLC	United States – Delaware
CNBC Worldwide LLC	United States – Delaware
CNBC.com Holding LLC	United States – California
CNBC.com LLC	United States – Delaware
CNBC/MSNBC, L.L.C.	United States – Delaware
Comcast Amateur Sports, LLC	United States – Delaware
Comcast Children’s Network Holdings, LLC	United States – Delaware
Comcast Entertainment Productions, LLC	United States – Delaware
Comcast Hockey, LLC	United States – Delaware
Comcast Horror Entertainment Holdings, LLC	United States – Delaware
Comcast MO Cable News, LLC	United States – Massachusetts
Comcast NECN Holdings, LLC	United States – Delaware
Comcast Programming Management, LLC	United States – Delaware
Comcast Programming Ventures III, LLC	United States – Delaware
Comcast Programming Ventures V, LLC	United States – Delaware
Comcast PSM Holdings, LLC	United States – Delaware
Comcast RL Holdings, LLC	United States – Delaware

Comcast Shared Services, LLC	United States – Delaware
Comcast Sports Management Services, LLC	United States – Delaware
Comcast Sports NY Holdings, LLC	United States – Delaware
Comcast Sports Southwest, LLC	United States – Delaware
Comcast SportsNet Bay Area Holdings, LLC	United States – Delaware
Comcast SportsNet California, LLC	United States – Delaware
Comcast SportsNet Chicago Holdings, LLC	United States – Delaware
Comcast SportsNet Chicago, LLC	United States – Delaware
Comcast SportsNet Mid-Atlantic GP, LLC	United States – Delaware
Comcast SportsNet Mid-Atlantic LP, LLC	United States – Delaware
Comcast SportsNet Mid-Atlantic, L.P.	United States – Delaware
Comcast SportsNet New England, LLC	United States – Delaware
Comcast SportsNet Northwest, LLC	United States – Delaware
Comcast SportsNet Philadelphia, L.P.	United States – Pennsylvania
Comcast WG, LLC	United States – Delaware
Compound Films (US) LLC	United States – Delaware
Compound Films Limited	United Kingdom
Corpus Vivos Productions LLC	United States – Delaware
CP Entertainment Services LLC	United States – Delaware
Crater Lake Productions LLC	United States – Louisiana
Crazy Hill Productions Inc.	Canada
Creative Park Productions LLC	United States – Delaware
Creative Screen Productions LLC	United States – California
Creative Writing Productions LLC	United States – Delaware
Crime Network LLC	United States – Delaware
DailyCandy Commerce, LLC	United States – Delaware
DailyCandy, LLC	United States – Delaware
Dark Forest Films Limited	United Kingdom – England & Wales
Dark Mirror Films Limited	United Kingdom – England & Wales
Definitely Films LLC	United States – Delaware
Del Mar Productions LLC	United States – Delaware
Delamere Films LLC	United States – Delaware
Delgany Productions LLC	United States – Delaware
Despereaux Productions Limited	United Kingdom
DFA Deutsche Fersehnachrichten Agentur GmbH	Germany
Discos Telemundo, LLC	United States – Delaware
Discover a Star	United States – California
DM Attractions LLC	United States – Delaware
DM2 Productions LLC	United States – Delaware
DM2 UK Productions Limited	United Kingdom – England & Wales
Dotcom Film Productions LLC	United States – Delaware
DR 3000 Films LLC	United States – Delaware
Drisco Films LLC	United States – Delaware
Drunken Pig Productions LLC	United States – Delaware
Dylan Holdings LLC	United States – Delaware
E Entertainment UK Limited	United Kingdom
E! Entertainment Europe BV	Netherlands
E! Entertainment Hong Kong Limited	Hong Kong

E! Entertainment Television International Holdings, LLC	United States – Delaware
E! Entertainment Television, LLC	United States – Delaware
E! Networks Productions, LLC	United States – Delaware
E! Networks Sales and Distribution, LLC	United States – Delaware
Earth Holdings LLC	United States – Delaware
Ebb Tide Films LLC	United States – Louisiana
Estrella Communications LLC	United States – Delaware
Estudios Mexicanos Telemundo, S.A. de C.V.	Mexico
ETV Holdings, LLC	United States – Delaware
Evening Films LLC	United States – Rhode Island
Evergreen Pictures LLC	United States – Delaware
Exclamation Music, LLC	United States – California
Exclamation Productions, LLC	United States – California
Exercise TV LLC	United States – Delaware
Exhibition Music LLC	United States – Delaware
Exmont Productions LLC	United States – Delaware
Exposure Studios, LLC	United States – Delaware
Fairest Films LLC	United States – Delaware
Fandango Marketing, LLC	United States – California
Fandango, LLC	United States – Delaware
Fantail Funding LLC	United States – Delaware
Far North Entertainment Holdings, Inc.	Canada
Farraday Films (UK) Limited	United Kingdom – England
Farraday Films Investments LLC	United States – Louisiana
Farraday Films LLC	United States – Louisiana
Fast Productions Limited	United Kingdom – England & Wales
Fast V LLC	United States – Delaware
Fastball Productions LLC	United States – Delaware
FF5 Productions Canada, Inc.	Canada
FF5 Productions LLC	United States – Delaware
FF6 Productions LLC	United States – Delaware
Film Distribution and Service S.C.R.L.	Belgium
Filmmaker Production Services LLC	United States – Delaware
Flagship Development LLC	United States – Delaware
Flanimals Productions LLC	United States – Delaware
Flock of Peacocks Music JV/ASCAP LLC	United States – Delaware
FNV LLC	United States – California
Focus Features International Limited	United Kingdom – England & Wales
Focus Features International LLC	United States – Delaware
Focus Features LLC	United States – Delaware
Focus Features of Puerto Rico LLC	United States – Puerto Rico (U.S.A.
Focus Features Productions LLC	United States – Delaware
Food Films LLC	United States – Delaware
For Games Music, LLC	United States – Delaware
Forty Productions LLC	United States – Delaware
FP Films LLC	United States – Delaware
Friedgold Films LLC	United States – Delaware
Friedgold Talent LLC	United States – Delaware

Frigate Films Limited	United Kingdom
G4 Media Productions, LLC	United States – Delaware
G4 Media, LLC	United States – Delaware
Geneon Music Publishing LLC	Japan
Geneon Universal Entertainment Japan, LLC	Japan
GEP Productions Inc.	Canada
Get Him Productions LLC	United States – Delaware
Getting Away Productions, Inc.	Canada – Ontario
GIGA Television GmbH	Germany
Gilmore Films LLC	United States – Delaware
Golfcolorado.com, LLC	United States – Colorado
GolfNow Enterprises, Inc.	Canada
Golfnow, LLC	United States – Arizona
Good Machine International LLC	United States – New York
Good Machine LLC	United States – New York
Gramercy Productions LLC	United States – Delaware
Green Twig Films Limited	United Kingdom – England & Wales
Hadrian Productions Limited	United Kingdom
Happy Hours, LLC	United States – Delaware
Harlan Films LLC	United States – Delaware
Health Media LLC	United States – Delaware
Healthology LLC	United States – Delaware
Heartless Productions LLC	United States – Delaware
Heist Productions LLC	United States – Delaware
Hellboy Productions LLC	United States – Delaware
Hilltop Coffee LLC	United States – Delaware
Hilltop Hot Dogs LLC	United States – Delaware
Hilltop Services LLC	United States – Delaware
Hop Productions LLC	United States – Delaware
Houston Regional Sports Network, L.P.	United States – Delaware
Houston Regional Sports Network, LLC	United States – Delaware
Houston SportsNet Finance, LLC	United States – Delaware
Houston SportsNet Holdings LLC	United States – Delaware
Husdawg Communications LLC	United States – California
Hyde Park Films Limited	United Kingdom – England & Wales
Ice Harvest LLC	United States – Delaware
Icebreaker Films LLC	United States – Delaware
ID Theft Canada Inc.	Canada
ID Theft Films LLC	United States – Delaware
IFH-U Holding B.V.	Netherlands
Illumination Mac Guff	France
Imagine Films Entertainment LLC	United States – Delaware
Incuborn Solutions, LLC	United States – Arizona
Infobonn Text-, Informations- und Pressebüro Verwaltungsgesellschaft mbH	Germany
Inheritance Pictures Limited	United Kingdom – England & Wales
Inittowinit LLC	United States – Delaware
Intelligence Films Limited	United Kingdom – England
Interactive Business News Video LLC	United States – Delaware

Interactive Desktop Video LLC	United States – Delaware
Interlagos Films Limited	United Kingdom – England
International Media Distribution, LLC	United States – Colorado
iVillage (Caymans) Limited	Cayman Islands (U.K.)
iVillage International Holding LLC	United States – Delaware
iVillage Limited	United Kingdom – England & Wales
iVillage LLC	United States – Delaware
iVillage Parenting Network LLC	United States – Delaware
iVillage Publishing LLC	United States – Delaware
IVN LLC	United States – Delaware
Jewel U.S. Holdings, Inc.	United States – Delaware
John Belsen Productions LLC	United States – Delaware
Josh Productions LLC	United States – Delaware
Kingsley Film Productions LLC	United States – Delaware
Knightly Film Productions LLC	United States – Delaware
Knowledgeweb LLC	United States – California
KNTV License LLC	United States – Delaware
KNTV Television LLC	United States – Delaware
Lacrosse Films (US) LLC	United States – Delaware
Laurel Productions LLC	United States – Delaware
Lauren Film Productions LLC	United States – Delaware
Lava Films LLC	United States – Delaware
Les Mins Productions LLC	United States – Delaware
Let It Rain LLC	United States – Delaware
Lexi Productions, LLC	United States – Delaware
Lone Survivor Productions LLC	United States – Delaware
Long Branch Productions Inc.	Canada
Lorax Productions LLC	United States – Delaware
Love Minky Television Development Inc.	Canada
Lucky Cricket Productions LLC	United States – Delaware
LX Networks LLC	United States – Delaware
Mammoth Films LLC	United States – Delaware
Marital Assets, LLC	United States – Delaware
Matchbox Pictures Pty Ltd	Australia – New South Wales
Matchbox Productions Pty Ltd	Australia – Victoria
MCA Toys Holdings LLC	United States – Delaware
MCA Toys LLC	United States – Delaware
McPhee Farmyard Productions Limited	United Kingdom – England
Memory Productions LLC	United States – Delaware
Merchandising Company of America LLC	United States – Delaware
Merry Men Films Limited	United Kingdom – England & Wales
MFV Productions LLC	United States – Delaware
Michael Film Distribution LLC	United States – Delaware
Minaret Films LLC	United States – Delaware
Monkey Kingdom Limited	United Kingdom – England & Wales
Monkey Ventures Limited	United Kingdom – England & Wales
MPD Films Limited	United Kingdom – England
MSNBC Cable L.L.C.	United States – Delaware

MSNBC Canada Distribution Inc.	United States – Delaware
MSNBC Marks Trust	United States – Delaware
MSNBC Music Publishing LLC	United States – Delaware
MSNBC Super Desk LLC	United States – Delaware
Muldiss Darton Productions Limited	Northern Ireland
Mun2 Television Music Publishing, LLC	United States – Delaware
Mun2 Television, LLC	United States – Delaware
Munchkinland Productions LP	United States – Delaware
Munich UNIVERSAL Films GmbH	Germany
Music of Syfy Channel LLC	United States – Delaware
Music of USA Cable Entertainment LLC	United States – Delaware
Music of USA Network LLC	United States – Delaware
Musica Telemundo, LLC	United States – Delaware
Must See Music LLC	United States – Delaware
MW Sports Holdings, LLC	United States – Delaware
NATV Sales LLC	United States – Nevada
NATV Sub LLC	United States – Delaware
NBC (UK) Holdings Limited	United Kingdom – England & Wales
NBC Cable Holding LLC	United States – Delaware
NBC Desktop LLC	United States – Delaware
NBC Digital Health Network LLC	United States – Delaware
NBC Digital Media LLC	United States – Delaware
NBC Enterprises LLC	United States – Nevada
NBC Facilities LLC	United States – New York
NBC Interactive Media LLC	United States – Delaware
NBC International Limited	Bermuda (U.K.)
NBC Investments LLC	United States – Delaware
NBC News Archives LLC	United States – New York
NBC News Bureaus LLC	United States – Delaware
NBC News Channel LLC	United States – Delaware
NBC News Digital LLC	United States – Delaware
NBC News Overseas LLC	United States – Delaware
NBC News Worldwide LLC	United States – Delaware
NBC Olympics LLC	United States – Delaware
NBC Olympics Planning LLC	United States – Delaware
NBC Pageants LLC	United States – Delaware
NBC Palm Beach Investment I LLC	United States – California
NBC Palm Beach Investment II LLC	United States – California
NBC Program Ventures LLC	United States – Delaware
NBC Records LLC	United States – Delaware
NBC Shop LLC	United States – Delaware
NBC Sports Network, L.P.	United States – Delaware
NBC Sports Ventures LLC	United States – Delaware
NBC Stations Management II LLC	United States – Delaware
NBC Stations Management LLC	United States – Colorado
NBC Storage Management LLC	United States – Delaware
NBC Studios LLC	United States – New York
NBC Sub (WCMH), LLC	United States – Delaware

NBC Subsidiary (KNBC-TV) LLC	United States – Delaware
NBC Subsidiary (WCAU-TV), L.P.	United States – Delaware
NBC Subsidiary (WMAQ-TV) LLC	United States – Delaware
NBC Subsidiary (WRC-TV) LLC	United States – Delaware
NBC Subsidiary (WTVJ-TV) LLC	United States – Delaware
NBC Syndication Holding LLC	United States – Delaware
NBC Telemundo License Holding LLC	United States – Delaware
NBC Telemundo License LLC	United States – Delaware
NBC Telemundo LLC	United States – Delaware
NBC Television Investments BV	Netherlands
NBC TV Stations Sales & Marketing LLC	United States – Delaware
NBC Universal (Singapore) Holdings I Pte. Ltd.	Singapore
NBC Universal (Singapore) Holdings II Pte. Ltd.	Singapore
NBC Universal Digital Solutions LLC	United States – Delaware
NBC Universal Global Networks Australia (Services) Pty Ltd.	Australia
NBC Universal Global Networks Deutschland GmbH	Germany
NBC Universal Global Networks España, S.L.U.	Spain
NBC Universal Global Networks France SAS	France
NBC Universal Global Networks Italia – S.r.l.	Italy
NBC Universal Global Networks Japan Inc.	Japan
NBC Universal Global Networks Latin America LLC	United States – Delaware
NBC Universal Global Networks Management Limited	United Kingdom – England
NBC Universal Global Networks UK Limited	United Kingdom – England & Wales
NBC Universal International Television Distribution Germany GmbH	Germany
NBC Universal International Television Distribution Singapore Pte. Ltd.	Singapore
NBC Universal Television Japan, Ltd.	Japan
NBC Universal Television Studio Digital Development LLC	United States – Delaware
NBC Weather Plus Network LLC	United States – Delaware
NBC West, LLC	United States – Delaware
NBC/Hearst-Argyle Syndication, LLC	United States – Delaware
NBC/IJV LLC	United States – Delaware
NBC-A&E Holding LLC	United States – Delaware
NBC-NPN Holding LLC	United States – Delaware
NBCP Holdings LLC	United States – New York
NBC-Rainbow Holding LLC	United States – California
NBCU Acquisition Sub LLC	United States – Delaware
NBCU Chiller Holdings LLC	United States – Delaware
NBCU Coop Holdings LLC	United States – Delaware
NBCU Digital Music LLC	United States – Delaware
NBCU Dutch Holding (Bermuda) Limited	Bermuda (U.K.)
NBCU Dutch Holding (US) LLC	United States – Delaware
NBCU Emerging Networks LLC	United States – Delaware
NBCU Global Networks Asia Pte. Ltd.	Singapore
NBCU Global Networks LLC	Russian Federation
NBCU Global Networks-2 LLC	Russian Federation
NBCU International LLC	United States – Delaware
NBCU New Site Holdings LLC	United States – Delaware
NBCU World-wide Coöperatief U.A.	Netherlands

NBCUniversal CSG Limited	United Kingdom – England & Wales
NBCUniversal Digital Entertainment LLC	United States – Delaware
NBCUniversal Foundation	United States – California
NBCUniversal Funding LLC	United States – Delaware
NBCUniversal International Limited	United Kingdom
NBCUniversal International Television Distribution South Africa (Proprietary) Limited	South Africa
NBCUniversal Media Distribution Services Private Limited	India
NBCUniversal Media, LLC	United States – Delaware
NBCUniversal Networks International Brasil Programadora S.A.	Brazil
NBCUniversal Production Services LLC	United States – Delaware
NBCUniversal Real Estate LLC	United States – Delaware
NBCUniversal Receivables Funding LLC	United States – Delaware
NBC-VVTV Holding LLC	United States – California
NBC-VVTV2 Holding LLC	United States – California
NBC-West Coast Holding II LLC	United States – Delaware
NBC-West Coast Holding LLC	United States – Delaware
NBC-XFL Holding LLC	United States – Delaware
NCL, LLC	United States – Delaware
New England Cable News	United States – Massachusetts
New Mexico Lighting & Grip LLC	United States – Delaware
NewCo Cable, Inc.	United States – Delaware
Newsvine, Inc.	United States – Washington
New-U Pictures Facilities LLC	United States – Delaware
New-U Studios LLC	United States – Delaware
NF Films LLC	United States – Delaware
Nicholas Productions, LLC	United States – Delaware
North American Television LLC	United States – Nevada
Northbridge Programming Inc.	Canada
Northern Entertainment Productions LLC	United States – Delaware
Nueva Granada Investments, LLC	United States – Delaware
Nuevo Mundo Music LLC	United States – Delaware
NWI Network LLC	United States – Nevada
O2 Holdings, LLC	United States – Delaware
O2 Music, LLC	United States – Delaware
October Films LLC	United States – New York
OFI Holdings LLC	United States – Delaware
Online Games LLC	United States – Delaware
Open 4 Business Productions LLC	United States – Delaware
Original Content Productions LLC	United States – Delaware
Outlet Broadcasting LLC	United States – Rhode Island
Outlet Communications LLC	United States – Delaware
Oxford House Productions LLC	United States – Delaware
Oxford Place Productions LLC	United States – Delaware
Oxygen Cable, LLC	United States – Delaware
Oxygen Media Interactive LLC	United States – Delaware
Oxygen Media Productions LLC	United States – Delaware
Oxygen Media, LLC	United States – Delaware
OZ Films Limited	United Kingdom – England

Pacific Regional Programming Partners	United States – New York
Paqu Films LLC	United States – Delaware
Parks Holdings Acquisition LLC	United States – Delaware
Parks Holdings Acquisition Sub LLC	United States – Delaware
PE Productions LLC	United States – Delaware
Pennebaker LLC	United States – Delaware
PG Cable Channel Company LLC	United States – Delaware
PG Filmed Entertainment LLC	United States – Delaware
PG Television LLC	United States – Delaware
Phenomenon Pictures Limited	United Kingdom – England & Wales
Prandial Productions LLC	United States – Delaware
Private Productions Limited	United Kingdom – England & Wales
Producer Services Holdings Limited	United Kingdom – England
Producer Services Limited	United Kingdom – England
Pt. CNBC Indonesia	Indonesia
Ptown Productions LLC	United States – Delaware
Rachel Films LLC	United States – Delaware
Realand Productions LLC	United States – Delaware
Regional Film Distributors LLC	United States – Delaware
Regional Pacific Holdings II LLC	United States – Delaware
Regional Pacific Holdings LLC	United States – Delaware
Reservation Road Productions LLC	United States – Delaware
Reunion Committee LLC	United States – Delaware
Ride Along Productions LLC	United States – Delaware
Rider Productions LLC	United States – Delaware
Ridgegarden Limited	United Kingdom – England & Wales
Rightgarden Limited	United Kingdom – England & Wales
RIPD Productions LLC	United States – Delaware
Rosemary & Thyme Enterprises Ltd.	United Kingdom – England & Wales
Rosey Film Productions LLC	United States – Delaware
Rubin Productions LLC	United States – Delaware
Safe House Productions LLC	United States – Delaware
Savoy Pictures, LLC	United States – Delaware
Sci Fi (VCSF) Holding LLC	United States – Delaware
Sci Fi Lab Development LLC	United States – Delaware
Sci Fi Lab LLC	United States – Delaware
Sci-Fi Channel Europe, L.L.C.	United States – Delaware
Servicios de Produccion Reforma, S.A. de C.V.	Mexico
S-F Channel Holdings LLC	United States – Delaware
Sherwood Films LLC	United States – Delaware
Six Feathers Music JV/BMI LLC	United States – Delaware
Sky Tower Productions, Inc.	Canada
Smiley Face Productions LLC	United States – Delaware
Smokin’ Films LLC	United States – Delaware
So Happy For You Productions LLC	United States – Delaware
South Seas Productions, LLC	United States – Hawaii
SP Canadian Film Productions, Inc.	Canada
SP Film Productions LLC	United States – Delaware

Spanish-Language Productions LLC	United States – Delaware
Sparrowhawk Distribution Limited	United Kingdom – England & Wales
Sparrowhawk Holdings Limited	United Kingdom – England & Wales
Sparrowhawk International (HK) Limited	Hong Kong
Sparrowhawk International Channels India Private Limited	India
Sparrowhawk International Channels Limited	United Kingdom – England & Wales
Sparrowhawk Latin America, LLC	United States – Delaware
Sparrowhawk Media Limited	United Kingdom – England & Wales
Sparrowhawk Media Services Limited	United Kingdom – England & Wales
Speechless Features Limited	United Kingdom – England & Wales
Spirit Board Productions LLC	United States – Delaware
Sports Ventures Sub LLC	United States – Delaware
SportsChannel New England LLC	United States – Connecticut
SportsChannel Pacific Associates	United States – New York
Sprout Michigan Productions, LLC	United States – Michigan
St. Cloud Productions LLC	United States – Delaware
St. Giles LLC	United States – Delaware
St. Louis Productions LLC	United States – Delaware
Stamford Media Center & Productions LLC	United States – Delaware
StarPlay Productions Limited	United Kingdom – England & Wales
Station Operations LLC	United States – Delaware
Station Venture Holdings, LLC	United States – Delaware
Station Venture Operations, LP	United States – Delaware
Stormfront, LLC	United States – Delaware
Style Media LLC	United States – Delaware
Style Media Productions LLC	United States – Delaware
SUB I – USA Holding LLC	United States – Delaware
Syfy Channel Publishing LLC	United States – Delaware
Syfy Films LLC	United States – Delaware
Syfy LLC	United States – Delaware
Syfy Media Productions LLC	United States – Delaware
Talbot House Productions LLC	United States – Delaware
Tale Productions LLC	United States – Delaware
Talk Video Productions, LLC	United States – Delaware
Telemundo Estudios Colombia, S.A.S.	Colombia
Telemundo Group LLC	United States – Delaware
Telemundo Internacional LLC	United States – Delaware
Telemundo Las Vegas License LLC	United States – Delaware
Telemundo Las Vegas LLC	United States – Delaware
Telemundo Media LLC	United States – Delaware
Telemundo Mid-Atlantic LLC	United States – Delaware
Telemundo Music Publishing, LLC	United States – Delaware
Telemundo Network Group LLC	United States – Delaware
Telemundo of Arizona LLC	United States – Delaware
Telemundo of Chicago LLC	United States – Delaware
Telemundo of Denver LLC	United States – Delaware
Telemundo of Florida LLC	United States – Delaware
Telemundo of Fresno LLC	United States – Delaware

Telemundo of New England LLC	United States – Delaware
Telemundo of Northern California LLC	United States – California
Telemundo of Puerto Rico	United States – Puerto Rico (U.S.A.
Telemundo of Puerto Rico Studios LLC	United States – Puerto Rico (U.S.A.
Telemundo of Texas LLC	United States – Delaware
Telemundo Studios Miami LLC	United States – Delaware
Telemundo Television Studios, LLC	United States – Delaware
Terra Properties LLC	United States – Delaware
TGC, LLC	United States – Delaware
Thadfab Productions LLC	United States – Delaware
The Comcast Network, LLC	United States – Delaware
The Credit Union LLC	United States – Delaware
The Lew Wasserman Scholarship Foundation	United States – California
The Thing Films, Inc.	Canada
The Today Show Charitable Foundation, Inc.	United States – Delaware
Tier One Subsidiary LLC	United States – Delaware
Tiny Little Steps LLC	United States – Delaware
TJ Productions LLC	United States – Delaware
Town Square Films Limited	United Kingdom – England
TPB Holding LLC	United States – Delaware
Transatlantic Productions LLC	United States – Delaware
Trio Entertainment Network Inc.	Canada
Truck 44 Productions LLC	United States – Delaware
True Blue Productions LLC	United States – Delaware
Tuxedo Terrace Films LLC	United States – Delaware
Two Belmont Insurance Company LLC	United States – Vermont
UCDP Finance, Inc.	United States – Florida
UCS Project I LLC	United States – Delaware
Underworld Productions, LLC	United States – Delaware
Universal 13th Street.com LLC	United States – California
Universal 1440 Entertainment LLC	United States – Delaware
Universal Animation Studios LLC	United States – Delaware
Universal Animation Studios Project E LLC	United States – Delaware
Universal Arenas Holdings, LLC	United States – Delaware
Universal Cable Productions Development LLC	United States – Delaware
Universal City Development Partners, Ltd.	United States – Florida
Universal City Florida Holding Co. I	United States – Florida
Universal City Florida Holding Co. II	United States – Florida
Universal City Property Management II LLC	United States – Delaware
Universal City Studios LLC	United States – Delaware
Universal City Studios Productions LLLP	United States – Delaware
Universal City Travel Partners	United States – Florida
Universal Film Exchanges Holdings II LLC	United States – Delaware
Universal Film Exchanges LLC	United States – Delaware
Universal Films of India B.V.	Netherlands
Universal First-Run Productions LLC	United States – Delaware
Universal First-Run Television LLC	United States – Delaware
Universal HD LLC	United States – Delaware

Universal Home Entertainment Productions LLC	United States – Delaware
Universal Home Entertainment Worldwide LLC	United States – Delaware
Universal Interactive Entertainment LLC	United States – Delaware
Universal International Films LLC	United States – Delaware
Universal International Television Services Limited	United Kingdom – England
Universal Media Studios International Limited	United Kingdom – England & Wales
Universal Network Programming LLC	United States – Delaware
Universal Network Television LLC	United States – Delaware
Universal Networks International (Asia) Pte. Ltd.	Singapore
Universal Networks International (Japan) Inc.	Japan
Universal Networks International Poland Sp. z o.o.	Poland
Universal Orlando Foundation, Inc.	United States – Florida
Universal Orlando Online Merchandise Store	United States – Florida
Universal Parks & Resorts Management Services LLC	United States – Delaware
Universal Pictures (Australasia) Pty. Ltd.	Australia – New South Wales
Universal Pictures (Czech Republic) s.r.o.	Czech Republic
Universal Pictures (Denmark) ApS	Denmark
Universal Pictures (Hungary) Ltd.	Hungary
Universal Pictures (México) S. de R.L. de C.V.	Mexico
Universal Pictures (México) Services S. de R.L. de C.V.	Mexico
Universal Pictures (UK) Limited	United Kingdom – England
Universal Pictures Benelux N.V.	Belgium
Universal Pictures Canadian Services LLC	United States – Delaware
Universal Pictures Company of Puerto Rico LLC	United States – Delaware
Universal Pictures Corporation of China LLC	United States – Delaware
Universal Pictures Entertainment Productions Limited	United Kingdom – England & Wales
Universal Pictures Finland OY	Finland
Universal Pictures Germany GmbH	Germany
Universal Pictures Group (UK) Limited	United Kingdom
Universal Pictures Hamburg Film – und Fernsehvertrieb GmbH	Germany
Universal Pictures Iberia, S.L.U.	Spain
Universal Pictures Iberia, Sociedade Unipessoal Limitada – Em LiquidaCao	Portugal
Universal Pictures International Australasia Pty Ltd	Australia – Victoria
Universal Pictures International Austria GmbH	Austria
Universal Pictures International Belgium SNC	Belgium
Universal Pictures International Entertainment Limited	United Kingdom – England
Universal Pictures International France SAS	France
Universal Pictures International Germany GmbH	Germany
Universal Pictures International Italy S.R.L.	Italy
Universal Pictures International Korea Company	Korea, Republic of (South)
Universal Pictures International Limited	United Kingdom
Universal Pictures International LLC	Russian Federation
Universal Pictures International Mexico S. de R. L. de C.V.	Mexico
Universal Pictures International No.2 Limited	United Kingdom – England
Universal Pictures International Spain, S.L.	Spain
Universal Pictures International Switzerland GmbH	Switzerland
Universal Pictures International UK & EIRE Limited	United Kingdom – England & Wales
Universal Pictures Italia S.r.l.	Italy

Universal Pictures Limited	United Kingdom – England
Universal Pictures México Gestión de Recursos, S.A. de C.V., SOFOM, E.N.R.	Mexico
Universal Pictures Nordic AB	Sweden
Universal Pictures Norway AS	Norway
Universal Pictures Productions G.m.b.H.	Germany
Universal Pictures Productions Limited	United Kingdom – England
Universal Pictures Rus LLC	Russian Federation
Universal Pictures Subscription Television Limited	United Kingdom – England & Wales
Universal Pictures Switzerland GmbH	Switzerland
Universal Pictures Vidéo (France) SAS	France
Universal Pictures Visual Programming Limited	United Kingdom – England
Universal Property Management Services LLC	United States – Delaware
Universal Reality Television LLC	United States – Delaware
Universal Stage Productions LLC	United States – Delaware
Universal Studios Arcade LLC	United States – Delaware
Universal Studios Canada Inc.	Canada – Ontario
Universal Studios Carousel Post Production LLC	United States – Delaware
Universal Studios Channel Holdings LLC	United States – California
Universal Studios Child Care Center LLC	United States – Delaware
Universal Studios China Investment LLLP	United States – Delaware
Universal Studios Company LLC	United States – Delaware
Universal Studios Corner Store LLC	United States – Delaware
Universal Studios Development Venture Five LLC	United States – Delaware
Universal Studios Development Venture Seven LLC	United States – Delaware
Universal Studios Development Venture Six LLC	United States – Delaware
Universal Studios Development Venture Two LLC	United States – Delaware
Universal Studios Digital Cinema Ventures, LLC	United States – Delaware
Universal Studios Dubai Planning Services LLC	United States – Delaware
Universal Studios Enterprises LLC	United States – Delaware
Universal Studios Film Production LLC	United States – Delaware
Universal Studios Fitness Center LLC	United States – Delaware
Universal Studios Home Entertainment LLC	United States – Delaware
Universal Studios Home Entertainment Productions LLC	United States – Delaware
Universal Studios Hotel II LLC	United States – Delaware
Universal Studios Hotel LLC	United States – Delaware
Universal Studios International B.V.	Netherlands
Universal Studios International Television Do Brasil Ltda.	Brazil
Universal Studios Korea Planning Services LLC	United States – Delaware
Universal Studios Licensing LLC	United States – Delaware
Universal Studios LLC	United States – Delaware
Universal Studios Moscow Planning Services LLC	United States – Delaware
Universal Studios Music LLLP	United States – Delaware
Universal Studios Network Programming	United States – California
Universal Studios Networks Brazil LLC	United States – Delaware
Universal Studios NewCanada LLC	United States – Delaware
Universal Studios Pacific Partners LLC	United States – Delaware
Universal Studios Pay Television Australia 2 LLC	United States – Delaware
Universal Studios Pay Television Australia LLC	United States – California

Universal Studios Pay Television LLC	United States – Delaware
Universal Studios Pay TV Latin America LLC	United States – Delaware
Universal Studios Pay-Per-View Development LLC	United States – Delaware
Universal Studios Pay-Per-View LLC	United States – Delaware
Universal Studios Recreation China Planning Services LLC	United States – Delaware
Universal Studios Recreation Japan Planning Services	United States – Delaware
Universal Studios Satellite Services LLC	United States – Delaware
Universal Studios Singapore Planning Services LLC	United States – Delaware
Universal Studios Store Hollywood LLC	United States – Delaware
Universal Studios Store Orlando LLC	United States – Delaware
Universal Studios Television Distribution Spain, S.L.U.	Spain
Universal Studios TV Channel Poland LLC	United States – Delaware
Universal Studios TV1 Australia 2 LLC	United States – Delaware
Universal Studios TV1 Australia LLC	United States – California
Universal Studios Water Parks Florida LLC	United States – Florida
Universal Syndicated Productions LLC	United States – Delaware
Universal Television Enterprises LLC	United States – Delaware
Universal Television Group LLC	United States – Delaware
Universal Television Music Publishing LLC	United States – Delaware
Universal Television Networks	United States – New York
Universal Television Productions LLC	United States – Delaware
Universal TV Australia Pty. Limited	Australia – Australian Capital
Universal TV Canada Productions LLC	United States – Delaware
Universal TV France SNC	France
Universal TV Limited	United Kingdom – England & Wales
Universal TV LLC	United States – Delaware
Universal TV Music LLC	United States – California
Universal TV Music Publishing LLC	United States – California
Universal TV NewCo LLC	United States – Delaware
Universal TV Pictures Development LLC	United States – Delaware
Universal TV Pictures LLC	United States – Delaware
Universal TV Talk Video LLC	United States – Delaware
Universal VOD Venture Holdings LLC	United States – Delaware
Universal Worldwide Television LLC	United States – Delaware
UPI Development LLC	United States – Delaware
UPI Productions LLC	United States – Delaware
USA Brasil Enterprise LLC	United States – Delaware
USA Brasil Holdings L.L.C.	United States – Delaware
USA Cable Entertainment LLC	United States – Delaware
USA Cable Entertainment Publishing LLC	United States – Delaware
USA Network Media Productions LLC	United States – Delaware
USA Network Publishing LLC	United States – Delaware
USA Networks Partner LLC	United States – Delaware
USANi Holding Company LLC	United States – Delaware
USI – USA Holding LLC	United States – Delaware
USI Asset Transfer LLC	United States – Delaware
USI Entertainment LLC	United States – Delaware
USI Interim LP LLC	United States – Delaware

USI Music Publishing LLC	United States – Delaware
USI Network Development LLC	United States – Delaware
USIE – USA Holding LLC	United States – Delaware
USI-New Bren Holdco LLC	United States – Delaware
U-Talk Enterprises LLC	United States – Delaware
V – USA Holding LLC	United States – Delaware
Valor Film Productions LLC	United States – Delaware
Video 44	United States – Illinois
Video 44 Acquisition LLC	United States – Illinois
Vision Video Limited	United Kingdom – England
VUE Holding LLC	United States – Delaware
VUE NewCo LLC	United States – Delaware
Walter Lantz Productions LLC	United States – Delaware
Wanted Productions LLC	United States – Delaware
Warrior Productions Limited	United Kingdom – England & Wales
Washington Films LLC	United States – Delaware
Watch What You Play Music, LLC	United States – Delaware
WCAU Holdings, LLC	United States – Delaware
Westchester Films LLC	United States – Delaware
Westlake Films LLC	United States – Delaware
White Flag Development LLC	United States – Delaware
Wicked Asia LLC	United States – Delaware
Wicked Australia LLC	United States – Delaware
Wicked California LP	United States – Delaware
Wicked Chicago LP	United States – Delaware
Wicked LLC	United States – Delaware
Wicked London LLC	United States – Delaware
Wicked London Production Limited	United Kingdom
Wicked Oz Investment LLC	United States – Delaware
Wicked Pacific Rim LLC	United States – Delaware
Wicked Tour Canada Corp.	United States – Delaware
Wicked Tour Managing Partner LLC	United States – Delaware
Wicked Tour Productions LP	United States – Delaware
Wicked UK Tour Production Limited	United Kingdom – England & Wales
Wicked Worldwide Inc.	United States – Delaware
Williams Productions LLC	United States – Delaware
WKAQ Holdings LLC	United States – Delaware
WKAQ of Puerto Rico Holdings I, Inc.	United States – Puerto Rico (U.S.A.
WKAQ of Puerto Rico Holdings II, Inc.	United States – Puerto Rico (U.S.A.
WNJU-TV Broadcasting LLC	United States – New Jersey
Wolf Man Productions Limited	United Kingdom – England & Wales
Women.com Networks LLC	United States – Delaware
Working Title Films Limited	United Kingdom – England
Working Title Group LLC	United States – Delaware
Working Title Music Limited	United Kingdom
Working Title Production Services Limited	United Kingdom – England & Wales
Working Title Theatre Productions Limited	United Kingdom
WT Film Productions Limited	United Kingdom

WT Venture LLC	United States – Delaware
WT2 Limited	United Kingdom – England & Wales
Xoom.com LLC	United States – Delaware
Your Total Health LLC	United States – Delaware
ZAP Television Beteiligungs GmbH	Germany
ZAP Television GmbH & Co. KG	Germany